SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
________________________________________________________________________________



                                    FORM 8-K
                                 CURRENT REPORT
      Filed Pursuant to Section 13 or 15 (d) of the Securities Act of 1934
        Date of Report (Date of earliest event reported): August 23, 2001
                                                          ---------------



                              EMPIRIC ENERGY, INC.


             (Exact name of registrant as specified in its charter)



               DELAWARE                                  75-2455467
  ----------------------------------        ----------------------------------
   (State or other jurisdiction of          (IRS Employer Identification No.)
    incorporation or organization)


                 14677 Midway Road, Suite 207, Addison, TX 75001


                    (Address of principal executive offices)



Registrant's telephone number, including area code:      (972) 387-4100




                                 Not Applicable

          (Former name or former address, if changed since last report)



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Item 4.  Change in Registrant's Certifying Account
--------------------------------------------------

Dismissal of Independent Accountant.

On August 23, 2001, the Board of Directors of the Registrant approved the engagement of Jackson & Rhodes P.C. ("Jackson & Rhodes"), as Registrant's principal accountant to replace Hein + Associates LLP ("HA") the previous accountant. The Board advised HA on August 27, 2001 that the Registrant intended to retain a different independent accounting firm.

HA's reports on the Registrant's financial statements for the past one year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that HA's report included a paragraph that described conditions that raised substantial doubt about the Registrant's ability to continue as a going concern.

There have been no disagreements with HA on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure during the Registrant's most recent fiscal year or in the subsequent interim period through August 23, 2001 (the date of termination) which disagreement(s), if not resolved to HA's satisfaction, would have caused HA to make reference to the subject matter of the disagreement(s) in connection with its report.

HA did not advise the Registrant during the Registrant's most recent fiscal year or in the subsequent interim period through August 23, 2001 (the date of termination).

           A) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

           B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

           C) (i) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or any subsequent interim period that if further investigated might (A) materially have impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (B) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and (ii) it did not, due to its dismissal or for any other reason, expand the scope of its audit or conduct such further investigation; or

           D) (i) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either: (A) a previously issued audit report or the underlying financial statements, or (B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.



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The Registrant has requested HA to provide a letter  addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth above. A copy of HA's letter to the Securities and Exchange Commission is filed as Exhibit 16 to this Form 8-K.

HA was authorized by the Registrant to respond fully to inquiries of Jackson & Rhodes.

Jackson & Rhodes has been engaged by the Registrant s its new independent principal accountant to audit the Registrant's financial statements.

Prior to engaging Jackson & Rhodes, the Registrant has not consulted with Jackson & Rhodes during the Registrant's most recent fiscal year or in the period since the end of the most recent fiscal year, in any matter regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that HA concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or any other event described above.

ITEM 7. EXHIBIT INDEX


16.1   Letter  from  Hein  +  Associates  LLP  regarding  Change  in  Certifying
       Accountant





                            (SIGNATURE PAGE FOLLOWS)




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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EMPIRIC ENERGY, INC.



                                       By: /s/ James J. Ling
                                           -------------------------------------
                                           James J. Ling
                                           Chairman and Chief Executive Officer)

Date:  August 23, 2001






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